UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2012

Interplay Entertainment Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-24363	33-0102707
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

12301 Wilshire Boulevard, Los Angeles, California 90025

(Registrant's telephone number, including area code):  (310) 979-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and restates Item 4.01(a) of the Current Report on Form 8-K filed by Interplay Entertainment Corp. (the “Company”) with the Securities and Exchange Commission (“SEC”) on March 16, 2012 (the “Original Filing”). At the time of the Original Filing, the Company could not provide a copy of a letter from its auditor certifying whether it agrees with statements made in the Original Filing.  Because the Company can now provide a copy of such a letter, it is filing this Current Report on Form 8-K/A to include such information in Item 4.01(a).

Except for the amended and restated information included in Item 4.01(a), this Current Report on Form 8-K/A continues to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. This Current Report on Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC prior or subsequent to the Original Filing, including any amendments to those filings.

Item 4.01Changes in the Registrant's Certifying Accountant

Item 4.01(a)Former Independent Registered Public Accounting Firm

On March 16, 2012, the Company filed a Form 8-K announcing that its independent public accountant, Farber Hass Hurley LLP, has declined to stand for re-election effective February 8, 2012.

Farber Hass Hurley LLP's reports on the financial statements of the Registrant for the years ended December 31, 2010 contained an explanatory paragraph regarding a registrant's ability to continue as a going concern.

During the years ended December 31, 2010 and 2011 and through February 8, 2012, there were no disagreements with Farber Hass Hurley LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Farber Hass Hurley LLP's satisfaction, would have caused it to make reference thereto in connection with its report on the Registrant's financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended December 31, 2010 and 2011 and through March 16, 2012.

The Registrant's Audit Committee has requested that Farber Hass Hurley LLP furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 12, 2012, is filed as Exhibit 1 to this Form 8-K/A.

Item 9.01      Financial Statements and Exhibits

(d)      Exhibits.

           Exhibit 1: Letter from Farber Hass Hurley LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interplay Entertainment Corporation (Registrant)

DATE: April 17, 2012	By:	/s/ Herve Caen
Herve Caen Chief Executive Officer and Interim Chief Financial Officer